                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             PNI Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                         (PNI TECHNOLOGIES, INC. LOGO)

May   , 2001

Dear PNI Technologies Owner:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held on June 19, 2001, at 10:00 a.m., local time, at PNI Technologies, Inc., 850 Center Way, Norcross, Georgia.

     At the annual meeting, you will be asked to approve the election of one director for a three-year term. The accompanying proxy statement contains more information describing this matter. Your Board of Directors recommends that all stockholders vote in favor of this action.

     Your vote is important. Whether or not you plan to attend the annual meeting in person and regardless of the number of shares you own, I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as soon as possible. You may, of course, attend the annual meeting and vote in person, even if you have previously returned your proxy card.

     We value your support as owners of our company, and we thank you in advance for your participation.

Very truly yours,

/s/ Mark H. Dunaway
Mark H. Dunaway
Chairman of the Board
and Chief Executive Officer

                         (PNI TECHNOLOGIES, INC. LOGO)

                                 850 CENTER WAY
                            NORCROSS, GEORGIA 30071

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 19, 2001

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Meeting") of PNI Technologies, Inc. (the "Company") to be held on June 19, 2001, at 10:00 a.m., local time, at 850 Center Way, Norcross, Georgia 30071, for the following purposes:

          1. To elect one member of the Board of Directors; and

          2. To transact such other business as may properly come before the Meeting.

     Only stockholders of record at the close of business on May 15, 2001, will be entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.

     WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR PROXY WILL BE VOTED WITH RESPECT TO THE MATTERS IDENTIFIED THEREON IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY. If you plan to attend the Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Mark B. Jones
                                          Mark B. Jones
                                          Secretary

May   , 2001

                             PNI TECHNOLOGIES, INC.
                                 850 CENTER WAY
                            NORCROSS, GEORGIA 30071
                             ---------------------

                                PROXY STATEMENT

                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 19, 2001

     This Proxy Statement is furnished to stockholders of PNI Technologies, Inc. (the "Company") in connection with the solicitation of proxies for use at the 2001 Annual Meeting of Stockholders of the Company to be held at the Company's executive offices at 850 Center Way, Norcross, Georgia 30071, on Tuesday, June 19, 2001, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Company's Annual Report to Stockholders for the year ended December 31, 2000 is being mailed with this Proxy Statement. This Proxy Statement and the enclosed form of proxy were first sent or given to stockholders on or about May 19, 2001.

     This solicitation is made on behalf of the Board of Directors of the Company. Directors, officers and employees of the Company and its affiliates may also solicit proxies by telephone, telecopier, or personal interview but will not receive additional compensation for the solicitation activities. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners. In addition, the Company has retained Georgeson & Co., Inc. to assist in the solicitation of proxies.

                      ACTIONS TO BE TAKEN UNDER THE PROXY

     In voting on the election of the director, shareholders may vote in favor of the nominee or withhold their votes. Unless other instructions are indicated on the proxy card, all properly executed proxies received by the Company will be voted FOR the election of the nominee for director set forth below under "Election of Director." Some proxies may be broker non-votes (marked to indicate that the shares are not being voted on any one or all proposals).

     The election for the director will require the affirmative vote of a plurality of the shares represented at the Meeting, in person or by proxy, and entitled to vote thereon. Votes withheld and broker non-votes will not be included in vote totals for the director nominee and will have no effect on the outcome of the vote.

     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of stock that are entitled to vote at the Meeting must be present in person, or by proxy, in order to have the quorum that is necessary for the transaction of business at the Meeting. Any proxy authorized to be voted at the Meeting on any matter (including on routine matters pursuant to the discretionary authority granted in management's proxy) whether or not the proxy is marked to "WITHHOLD AUTHORITY", to "ABSTAIN" or to effect a broker non-vote on any proposal, will be counted in establishing a quorum.

     Any stockholder giving a proxy may revoke it at any time before it is exercised by giving written notice of revocation, or a duly executed proxy bearing a later date, to the Secretary of the Company. In order to be effective, such notice or later dated proxy must be received by the Company prior to the exercise of the earlier proxy. A stockholder may attend the Meeting, revoke his proxy and vote in person.

                                STOCK OWNERSHIP

     Only holders of record of shares of the no par value common stock ("Common Stock"), Class A Redeemable Preferred Stock (the "Class A Preferred"), and Class B Senior Redeemable Preferred Stock (the "Class B Preferred") as of the close of business on the record date of May 15, 2001 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting. Each holder of record of the Common Stock is entitled to one vote per share for every matter to be voted upon by the stockholders at the Annual Meeting. Each holder of record of the Class A Preferred and Class B Preferred is entitled to one vote per share for every matter to be voted upon by the stockholders at the Meeting. As of the Record Date, there were 16,520,417 shares of Common Stock outstanding, 10,000,000 shares of Class A Preferred outstanding, and 5,333,336 shares of Class B Preferred outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 15, 2001, certain information with respect to the beneficial ownership of shares of Common Stock, Class A Preferred, and Class B Preferred of (i) all stockholders known by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock, Class A Preferred, and Class B Preferred, as determined pursuant to Rule 13d-3 promulgated by the Securities and Exchange Commission (the "SEC"), (ii) each director of the Company and each Named Executive Officer (as defined below), and
(iii) all directors and executive officers as a group. The following table is based in part on information provided in Schedule 13Ds and Schedule 13Gs furnished to the Company. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares beneficially owned by them.

                                                                AMOUNT AND NATURE OF
                                                                BENEFICIAL OWNERSHIP
                                                        -------------------------------------
                                                                     ACQUIRABLE                  PERCENTAGE OF
NAME OF BENEFICIAL OWNER OR GROUP                       CURRENTLY    WITHIN 60    PERCENTAGE     CLASS ASSUMING
(AND ADDRESS OF 5% STOCKHOLDER)      TITLE OF CLASS       OWNED         DAYS      OF CLASS(1)   FULL DILUTION(1)
---------------------------------   -----------------   ---------    ----------   -----------   ----------------
Mark H. Dunaway(2)................  Common              2,307,825      288,600(3)    15.45%(2)        7.49%
  Chairman of the Board and         Class B Preferred      66,667           --        1.25%           1.25%
  Chief Executive Officer
  944 Gatewood Court
  Atlanta, Georgia 30327
Kathryn Loev Putnam(4)............  Common                  5,211      252,572(3)     1.54%              *
  Senior Vice President and Chief   Class B Preferred      66,667           --        1.25%           1.25%
  Financial Officer
Andrew M. Degges..................  Common                     --       45,000(3)        *               *
  Senior Vice President of
  Engineering & Technology
Mark B. Jones.....................  Common                    400      120,000(3)        *               *
  Vice President of Legal Affairs
William H. Bang...................  Common                 17,500(5)        --           *               *
  Director
John J. Hurley(6).................  Common                 14,000(5)    67,500           *               *
  Director                          Class B Preferred      66,667           --        1.25%           1.25%
Alta Communications VI, L.P.(7)...  Common                  3,500(5) 3,712,500       18.37%          10.73%
  200 Clarendon Street, 51st Floor  Class B Preferred   3,666,667           --       68.75%          68.75%
  Boston, Massachusetts 02116
Centennial Fund IV, L.P.(8).......  Common                  9,000(5) 3,717,408       18.41%          10.76%
  1428 Fifteenth Street             Class A Preferred   3,133,333           --       31.33%          31.33%
  Denver, Colorado 80202            Class B Preferred     112,667           --        2.11%           2.11%
Saugatuck Capital Company L.P.      Common              1,009,002(5) 1,771,032       15.20%           8.02%
  III(9)..........................
  One Canterbury Green              Class A Preferred   1,200,000           --       12.00%          12.00%
  Stamford, Connecticut 06901       Class B Preferred     386,205           --        7.24%           7.24%
PNC Capital Corp.(10).............  Common                416,997    1,460,118       10.44%           5.42%
  3150 CNG Tower                    Class A Preferred   1,133,333           --       11.33%          11.33%
  625 Liberty Avenue                Class B Preferred     154,849           --        2.90%           2.90%
  Pittsburgh, Pennsylvania 15222

                                                                AMOUNT AND NATURE OF
                                                                BENEFICIAL OWNERSHIP
                                                        -------------------------------------
                                                                     ACQUIRABLE                  PERCENTAGE OF
NAME OF BENEFICIAL OWNER OR GROUP                       CURRENTLY    WITHIN 60    PERCENTAGE     CLASS ASSUMING
(AND ADDRESS OF 5% STOCKHOLDER)      TITLE OF CLASS       OWNED         DAYS      OF CLASS(1)   FULL DILUTION(1)
---------------------------------   -----------------   ---------    ----------   -----------   ----------------
Primus Capital Fund III Limited
  Partnership(11).................  Common                508,750    1,499,159       11.14%           5.80%
  5900 Landerbrook Drive, Suite     Class A Preferred   1,133,333           --       11.33%          11.33%
    200
  Cleveland, Ohio 44124             Class B Preferred     193,408           --        3.63%           3.63%
Fleet Venture Resources,            Common              1,042,500    4,301,032       25.66%          15.42%
  Inc.(12)........................
  50 Kennedy Plaza                  Class A Preferred   3,400,000           --       34.00%          34.00%
  Providence, Rhode Island 02903    Class B Preferred     386,205           --        7.24%           7.24%
Webbmont Holdings L.P.(13)........  Common              1,893,872      101,250       12.00%           5.76%
  1355 Peachtree Street, Suite      Class B Preferred     100,000                     1.87%           1.87%
    1100
  Atlanta, Georgia 30309
Richard H. Stewart(14)............  Common              1,034,294       67,500        6.64%           3.18%
  P.O. Box 2266                     Class B Preferred      66,667                     1.25%           1.25%
  Beaufort, South Carolina 29901
All executive officers and
  directors as a
  group (6 persons)(15)...........  Common              2,344,936      773,372(1)    18.03%              9%
                                    Class A Preferred          --           --          --              --
                                    Class B Preferred     200,001           --        3.75%           3.75%

---------------

  *  Less than one percent
 (1) The Percentage of Class assumes the exercise of only the outstanding warrants and options exercisable within 60 days held by each respective beneficial owner and member of management. The Percentage of Class Assuming Full Dilution assumes the exercise of all warrants and options by all stockholders exercisable within 60 days.
 (2) Includes 2,307,825 shares of Common Stock, 66,667 shares of Class B Preferred and warrants to acquire 67,500 shares of Common Stock jointly held with Marcia M. Dunaway, Mr. Dunaway's spouse.
 (3) Includes shares subject to stock options granted pursuant to the Company's stock option plans and, in the case of Mr. Dunaway, warrants to acquire 67,500 shares of Common Stock acquired in connection with his purchase of Class B Preferred.
 (4) Reflects 66,667 shares of Class B Preferred and warrants to acquire 67,500 shares of Common Stock owned by certain family members. Ms. Putnam disclaims any beneficial ownership of the Class B Preferred and warrants to acquire 67,500 shares of Common Stock held by family members. The total shares acquirable within 60 days also includes warrants to acquire 4,772 shares of Common Stock with respect to which Ms. Putnam has a beneficial interest and may be deemed to share voting and investment power.
 (5) Includes shares awarded pursuant to the Company's 1995 Non-Employee Restricted Stock Award Plan, which are subject to restrictions on transfer that lapse over five years.
 (6) Includes 66,667 shares of Class B Preferred and warrants to acquire 67,500 shares of Common Stock jointly held with Sylvia Hurley, Mr. Hurley's spouse.
 (7) Includes 3,500 shares of Common Stock, 3,585,060 shares of Class B Preferred, and warrants to acquire 3,629,873 shares of Common Stock, and 3,500 shares of Common Stock held by Alta Communications VI, L.P. ("ACVI"), and 81,607 shares of Class B Preferred and warrants to acquire 82,627 shares of Common Stock held by Alta Communications S by S, LLC ("ACS"). Beneficial ownership of shares and warrants held by ACVI may be deemed to be indirectly held or shared by Alta Communications, Inc., Alta Communications VI Management Partners, L.P. ("ACMP"), Robert F. Benbow, a former director of the Company, William P. Egan, Brian McNeill and/or Timothy Dibble, who may be deemed to be affiliates of ACVI and ACS.
 (8) Includes 3,133,333 shares of Class A Preferred, 112,667 shares of Class B Preferred and warrants to acquire 3,717,408 shares of Common Stock owned by Centennial Fund IV, L.P., ("CIV"), and 9,000 shares of Common Stock (which were granted pursuant to the

     Company's 1995 Non-Employee Restricted Stock Award Plan) held by Jeffrey H. Schutz, a former director of the Company, on behalf of CIV. Beneficial ownership of shares and warrants held by CIV may be deemed to be indirectly held or shared by Centennial Holdings IV, L.P., the general partner of CIV.
 (9) Includes 1,002,502 shares of Common Stock, 1,200,000 shares of Class A Preferred, 386,205 shares of Class B Preferred, and warrants to acquire 1,771,032 shares of Common Stock held by Saugatuck Capital Company Limited Partnership III ("Saugatuck"), and 6,500 shares of Common Stock held by Saugatuck Associates II, Inc. Beneficial ownership of shares and warrants held by Saugatuck may be deemed to be indirectly held or shared by Greyrock Partners Limited Partnership, Frank J. Hawley, Jr., Owen S. Crihfield, Richard P. Campbell, Jr., a former director of the Company, and/or Barbara
     E. Parker, who may be deemed to be affiliates of Saugatuck.
(10) Beneficial ownership of shares and warrants held by PNC Capital Corp. ("PNC") may be deemed to be indirectly held or shared by PNC Holding Corp. and/or PNC Bank Corp., which may be deemed to be affiliates of PNC.
(11) Beneficial ownership of shares and warrants held by Primus Capital Fund III Limited Partnership ("Primus") may be deemed to be indirectly held or shared by Primus Venture Partners III Limited Partnership and/or Primus Venture Partners, Inc., which may be deemed to be affiliates of Primus.
(12) Includes 271,049 shares of Common Stock, 1,002,000 shares of Class A Preferred, 115,861 shares of Class B Preferred and warrants to acquire 1,269,610 shares of Common Stock held by Fleet Equity Partners VI, L.P. ("FEP"), 632,450 shares of Common Stock, 2,338,000 shares of Class A Preferred, 270,344 shares of Class B Preferred and warrants to acquire 2,962,422 shares of Common Stock held by Fleet Venture Resources, Inc. ("FVR"), and 139,001 shares of Common Stock, 60,000 shares of Class A Preferred and warrants to acquire 69,000 shares of Common Stock held by Chisholm Partners II L.P. ("CPII"). Beneficial ownership of shares and warrants held by FVR, FEP and CPII may be deemed to be indirectly held or shared by Silverado III Corp., Silverado II Corp., Silverado II, L.P., Silverado IV Corp., Robert M. Van Degna, a former director of the Company, and/or Habib Y. Gorgi, who may be deemed to be affiliates of FEP, FVR and CPII.
(13) Includes 1,893,872 shares of Common Stock, 100,000 shares of Class B Preferred and warrants to acquire 101,250 shares of Common Stock held by Webbmont Holdings, L.P., an investment limited partnership managed by Robert W. Fisher, the general partner.
(14) Includes 1,034,294 shares of Common Stock held by Mr. Stewart and 66,667 shares of Class B Preferred and warrants to acquire 67,500 shares of Common Stock held by Spotted Dog Farm, L.P., a family limited partnership controlled by Mr. Stewart.
(15) Includes shares of Class B Preferred and warrants to acquire Common Stock that may be deemed to be beneficially owned by Ms. Putnam who has disclaimed beneficial ownership. See Note 4.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

     The following table sets forth certain information regarding the executive officers of the Company.

NAME                                                            TITLE                     AGE
----                                                            -----                     ---
Mark H. Dunaway............................  Chairman of the Board of Directors, Chief    56
                                             Executive Officer and Treasurer
Kathryn Loev Putnam........................  Senior Vice President and Chief Financial    37
                                             Officer
Andrew M. Degges...........................  Senior Vice President of Engineering &       42
                                             Technology
Mark B. Jones..............................  Vice President of Legal Affairs and          44
                                             Secretary

     MARK H. DUNAWAY, a founder of the Company, has been Chairman of the Board of Directors and Chief Executive Officer of the Company since 1991. From 1986 to 1994, he served as the Chairman and Chief Executive Officer of The Beeper Company of America, Inc., a company he founded. The Beeper Company of

America, Inc. provided paging services to more than 60,000 subscribers before it was sold in 1994 to Arch Communications Group, Inc. In 1987, Mr. Dunaway founded Dunaway Enterprises, Inc., a consulting company which supplied management consulting services to British Telecom's paging operations in the United Kingdom and other companies, and he served as its Chief Executive Officer and Chairman from 1987 to 1994. Mr. Dunaway has served on a number of committees for Personal Communications Industry Association ("PCIA").

     KATHRYN LOEV PUTNAM has been Senior Vice President and Chief Financial Officer of the Company since July 1997 and was Vice President of Corporate Development of the Company from April 1996 to June 1997. From 1994 to March 1996, Ms. Putnam was employed by Legg Mason Wood Walker, Inc., an investment banking and stock brokerage firm, where she served as Vice President in the Corporate Finance Department. From 1991 to 1994, Ms. Putnam served as Assistant Vice President in the Corporate Finance Department of Janney Montgomery Scott Inc., an investment banking and stock brokerage firm.

     ANDREW M. DEGGES has been employed by the Company since 1995 and is currently the Senior Vice President of Engineering & Technology. Mr. Degges has been in the wireless industry for over 19 years and has held various development engineering positions. From 1983 to 1995, Mr. Degges was employed in various positions with Dial Page, Inc., a national paging company. For the last four years, Mr. Degges has been the lead software engineer for the Company's networking product development.

     MARK B. JONES has been the Vice President of Legal Affairs and Secretary of the Company since October 1995. From 1989 to 1995, he was engaged in the private practice of law with the law firm of Bodker, Ramsey & Andrews in Atlanta, Georgia focusing on corporate and tax matters. From 1982 until 1989, Mr. Jones, who is a certified public accountant, was employed as a Tax Manager with Arthur Andersen LLP.

                              ELECTION OF DIRECTOR

     The Company's Board of Directors currently consists of four directors divided into three classes, which have staggered terms. One director, Kathryn Loev Putnam, is in the class the term of which expires in 2001. In general, directors are elected by the stockholders and hold office for a three-year term or until their successors are duly elected and qualified.

     The nominee of the Board of Directors for election at the Meeting is Kathryn Loev Putnam, who currently serves as a director of the Company. If reelected at the Meeting, Ms. Putnam will serve a new term to end as of the 2004 Annual Meeting of Stockholders, or until her earlier death, resignation or removal. Although it is anticipated that the nominee will be able to serve as a director, should the nominee become unavailable to serve, the shares represented by the proxies will be voted for another person or persons designated by the Company's Board of Directors.

     Pursuant to the Company's Articles of Incorporation, holders of the Class A Preferred, voting as a separate class, are entitled to elect one director, and holders of the Class B Preferred, voting as a separate class, are entitled to elect one director. Holders of the Class A Preferred elected Richard P. Campbell, Jr. as a director at the 1999 Annual Meeting of Stockholders. Holders of the Class B Preferred elected Robert F. Benbow as a director at the 1998 Annual Meeting of Stockholders. Messrs. Campbell and Benbow resigned from the Company's Board of Directors during 2000 and the Class A Preferred and Class B Preferred have not selected successor nominees to serve as directors.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

     Set forth below is certain information regarding the nominee and the directors of the Company who will continue to serve after the Meeting:

NOMINEE FOR THREE-YEAR TERMS:

                                                                        TERM
NAME                                                           TITLE    ENDS  AGE
----                                                           -----    ----  ---
Kathryn Loev Putnam.........................................  Director  2001  37

     KATHRYN LOEV PUTNAM has been a director of the Company since October 2000, has served as Senior Vice President and Chief Financial Officer of the Company since July 1997 and was Vice President of Corporate Development of the Company from April 1996 to June 1997. From 1994 to March 1996, Ms. Putnam was employed by Legg Mason Wood Walker, Inc., an investment banking and stock brokerage firm, where she served as Vice President in the Corporate Finance Department. From 1991 to 1994, Ms. Putnam served as Assistant Vice President in the Corporate Finance Department of Janney Montgomery Scott Inc., an investment banking and stock brokerage firm.

CONTINUING DIRECTORS:

                                                                        TERM
NAME                                                           TITLE    ENDS  AGE
----                                                           -----    ----  ---
Mark H. Dunaway.............................................  Director  2002  56
William H. Bang.............................................  Director  2003  71
John J. Hurley..............................................  Director  2003  66

     MARK H. DUNAWAY, a founder of the Company, has been Chairman of the Board of Directors and Chief Executive Officer of the Company since 1991. From 1986 to 1994, he served as the Chairman and Chief Executive Officer of The Beeper Company of America, Inc., a company he founded. The Beeper Company of America, Inc. provided paging services to more than 60,000 subscribers before it was sold in 1994 to Arch Communications Group, Inc. In 1987, Mr. Dunaway founded Dunaway Enterprises, Inc., a consulting company which supplied management consulting services to British Telecom's paging operations in the United Kingdom and other companies, and he served as its Chief Executive Officer and Chairman from 1987 to 1994. Mr. Dunaway has served on a number of committees for Personal Communications Industry Association ("PCIA").

     WILLIAM H. BANG has been a director of the Company since August 1995. In April 1994, Mr. Bang retired from the position of Corporate Vice President at Motorola, Inc., a leading manufacturer of equipment for the wireless industry. Mr. Bang was employed by Motorola from 1964 to 1994 and held a variety of positions with respect to the marketing of Motorola's radio and paging products. Mr. Bang serves as a consultant to Motorola from time to time.

     JOHN J. HURLEY has been a director of the Company since July 1996. Since 1998, Mr. Hurley has been Vice Chairman and a member of the Board of Directors of Glenayre Technologies, Inc., a leading manufacturer of network equipment for the wireless industry. From November 1998 to December 1994, he served as President, Chief Operating Officer, and Chief Executive Officer of Glenayre Technologies, Inc. Mr. Hurley received the Management Award for Innovation and Excellence from the PCIA convention in 1995.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors met five times in 2000, and each director attended at least 75% of such meetings. During 2000, each director also attended at least 75% of the meetings of each committee of the Board upon which such director served.

     The Board of Directors has standing compensation, audit, and capital formation committees. The Board of Directors does not have a nominating committee.

     The Compensation Committee, composed of Mr. Bang and Robert M. Van Degna, met one time in 2000. Mr. Van Degna resigned as a director of the Company in October, 2000. The Board of Directors appointed Mr. Hurley as a member of the Compensation Committee during October, 2000. The Compensation Committee reviews and recommends executive compensation policies, practices and amounts, and it administers the Company's employee stock plans, including the granting of stock options pursuant to the Company's stock option plans.

     The Audit Committee, composed of Richard P. Campbell, Jr. and Mr. Hurley, met 5 times in 2000. Mr. Campbell resigned as a director of the Company during October, 2000. The Board of Directors appointed Mr. Bang as a member of the Audit Committee in October, 2000. The Audit Committee consists solely of directors who are not current or former employees of the Company or any subsidiary and are, in the opinion of the Board of Directors, free from any relationship that would interfere with the exercise of independent judgement in the discharge of the Audit Committee's duties, and therefore are "independent directors" within the meaning of Rule 4200(a)(14) of the NASD's listing standards. The Audit Committee has general responsibility for reviewing with management the financial controls, accounting, compliance with law, audit and reporting activities of the Company and its subsidiaries. The Audit Committee also (i) recommends to the Company's Board of Directors the approval of the financial statements as audited by the independent accountants, (ii) approves any special assignments given to such accountants and the related fees, (iii) reviews the planned scope of the annual audit, the related fees, the independent accountants' report of audit, the accompanying management letter, if any, and management's response thereto, (iv) consults with the independent accountants with regard to the adequacy of the Company's internal accounting controls and legal compliance matters, (v) discusses with the independent auditors the matters required to be discussed by the Statement of Auditing Standards No. 61,
(vi) reviews interim financial information with management and the independent auditors, (vii) reviews with the independent auditors the nature and scope of any relationships between the auditors and the Company as well as the professional services provided by the independent auditors and takes appropriate action to ensure the continuing independence of the auditors, (viii) recommends to the Company's Board of Directors whether the audited financial statements should be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, (ix) reviews and oversees related-party transactions, and (x) reviews any major accounting changes made or contemplated by the Company.

     The Capital Formation Committee, composed of Mr. Campbell and Robert F. Benbow, did not meet during 2000. The Capital Formation Committee's functions are to assist management with the strategic planning process including the review of the Company's existing credit facilities, business plans and corporate objectives. Mr. Benbow resigned from the Board in May, 2000. Mr. Campbell resigned from the Board in October, 2000. The Board of Directors is considering the appointment of existing members to the Capital Formation Committee to fill the vacancies created by the resignations of Messrs. Benbow and Campbell.

ELECTION OF DIRECTORS

     The election of Ms. Putnam will require the affirmative vote of a plurality of the shares represented at the Meeting, in person or by proxy, and entitled to vote thereon, assuming a quorum is present. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEE NAMED ABOVE.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Effective July 1995, the Board of Directors established the Compensation Committee, now composed of Mr. Hurley and Mr. Bang. Prior to that time, the Board of Directors as a whole, including Mr. Dunaway, the Chief Executive Officer, and Michael J. Saner, the former President, participated in determining executive officer compensation. In 1997, 1998, and 1999, entities that may be deemed to be affiliated with Robert M.

Van Degna, a former director of the Company and former member of the Compensation Committee, purchased Class A Preferred, Class B Preferred and warrants to purchase Common Stock from the Company.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

     The following table shows annual compensation paid by the Company in each of the past three fiscal years to Mark H. Dunaway, the Chief Executive Officer, and to the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                                                 ------------
                                                                                    AWARDS
                                                  ANNUAL COMPENSATION            ------------
                                         -------------------------------------    SECURITIES
                                                                  OTHER ANNUAL    UNDERLYING     ALL OTHER
                                                                  COMPENSATION     OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR   SALARY ($)   BONUS ($)      ($)(1)         (#)(2)         ($)(3)
---------------------------       ----   ----------   ---------   ------------   ------------   ------------
Mark H. Dunaway(4)..............  2000    216,893      50,000         4,800        100,000         1,050
  Chairman of the Board and       1999    242,016      22,284         4,800             --         1,000
  Chief Executive Officer         1998    242,016      30,252        61,428        110,550         1,000
Michael J. Saner(5).............  2000    104,388          --            --             --            --
  President and Director          1999    107,457          --         2,400             --         1,000
                                  1998    191,613      24,125        53,569        110,550         1,000
Kathryn Loev Putnam(4)(6).......  2000    130,000      50,000         4,800        100,000         1,050
  Senior Vice President and       1999    160,000      20,000         4,800             --           520
  Chief Financial Officer         1998    150,617      14,375         4,800        130,000         1,000
Andrew M. Degges................  2000    140,000      34,760         4,800        125,000           693
  Senior Vice President of        1999    140,000      85,000         4,800             --         1,000
  Technology                      1998    111,538       4,374         1,240         15,000           114
Mark B. Jones...................  2000    139,640      50,000         4,800        100,000         1,050
  Vice President of Legal
     Affairs                      1999    140,000      10,000         4,800             --         1,000
                                  1998    139,367      15,000         4,800         80,000         1,000

---------------

(1) Reflects car allowances paid to these employees. For Mr. Dunaway and Mr. Saner, this includes deferred compensation earned in 1997 but paid in 1998 in the amount of $54,479 and $48,769, respectively.
(2) Includes options granted pursuant to the Company's 1995 Stock Option Plan.
(3) Reflects the Company's matching contributions to the 401(k) plan: Mr. Dunaway, Ms. Putnam, Mr. Degges, and Mr. Jones are 100% vested.
(4) Mr. Dunaway and Ms. Putnam deferred certain salary payments until 2001 in the amounts of $25,123 and $30,000, respectively.
(5) Mr. Saner resigned his positions as an employee, officer, and director of the Company as of December 31, 1998. The Company continued to compensate Mr. Saner through June 30, 1999, in connection with a severance arrangement. Compensation paid during 2000 was the result of the exercise of stock options by Mr. Saner.
(6) Prior to her assuming the position of Senior Vice President and Chief Financial Officer in July 1997, Ms. Putnam was Vice President of Corporate Development.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides details regarding stock options granted (no SARs were granted) to the Named Executive Officers during 2000 pursuant to the 1995 Stock Option Plan, as amended:

                         OPTION GRANTS IN LAST FISCAL YEAR                                 POTENTIAL REALIZABLE
                                 INDIVIDUAL GRANTS                                           VALUE AT ASSUMED
                        ------------------------------------                                 ANNUAL RATES OF
                           NUMBER OF          % OF TOTAL                                 STOCK PRICE APPRECIATION
                          SECURITIES      OPTIONS GRANTED TO    EXERCISE                    FOR OPTION TERM(1)
                          UNDERLINING        EMPLOYEES IN        PRICE      EXPIRATION   ------------------------
NAME                    OPTIONS GRANTED      FISCAL YEAR       ($/SHARES)      DATE        5% ($)       10% ($)
----                    ---------------   ------------------   ----------   ----------   ----------   -----------
Mark H. Dunaway.......      100,000               16             1.0625      5/16/10     66,820.05    169,335.14
Michael J. Saner......           --               --                 --           --            --            --
Kathryn Loev Putnam...      100,000               16             1.0625      5/16/10     66,820.05    169,335.14
Andrew M. Degges......      125,000               20             1.0625      5/16/10     83,525.07    211,668.92
Mark B. Jones.........      100,000               16             1.0625      5/16/10     66,820.05    169,335.14

---------------

(1) These amounts represent certain assumed rates of appreciation only. Actual gains, if any on stock option exercises are dependant on future performance of the Common Stock and overall market conditions. The amounts set forth in the table may not necessarily be achieved.

EXERCISES OF OPTIONS IN 1999 AND AGGREGATE YEAR-END OPTION VALUES

     The following table sets forth information with respect to the December 31, 2000 value of all options held by the Named Executive Officers at that date. No Named Executive Officer exercised any options in 2000.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                          FY -- END OPTION/SAR VALUES

                                                                           NUMBER OF
                                                                          SECURITIES         VALUE OF
                                                                          UNDERLYING        UNEXERCISED
                                                                          UNEXERCISED      IN-THE-MONEY
                                                                         OPTIONS/SARS      OPTIONS/SARS
                                                                           AT FISCAL         AT FISCAL
                                             SHARES                      YEAR-END (#)     YEAR-END ($)(1)
                                          ACQUIRED ON       VALUE        EXERCISABLE/      EXERCISABLE/
NAME                                      EXERCISE (#)   REALIZED ($)    UNEXERCISABLE     UNEXERCISABLE
----                                      ------------   ------------   ---------------   ---------------
Mark H. Dunaway.........................      N/A            N/A        184,250/136,850         0/0
Michael J. Saner........................      N/A            N/A              0/147,950         0/0
Kathryn Loev Putnam.....................      N/A            N/A        146,666/143,334         0/0
Andrew M. Degges........................      N/A            N/A         45,000/130,000         0/0
Mark B. Jones...........................      N/A            N/A        103,332/126,668         0/0

---------------

(1) Assumes, the difference between fair market value and the exercise price.

EMPLOYMENT AGREEMENTS

     The Company currently has an employment agreement with Mr. Dunaway, which provides for his employment as Chief Executive Officer of the Company for a period of three years, ending in June 1998, and on a month-to-month basis thereafter. Mr. Dunaway's employment agreement provided initially for an annual base salary of $18,750 per month but this was increased in 1997, and remained at this level during 2000, to $20,168 per month. Of this amount, $6,050.40 per month was accrued for the months of April through December 1997, and paid in 1998. The employment agreement prohibits Mr. Dunaway from competing against the Company during its term and for a period of one year thereafter in certain specified geographical areas. In addition, Mr. Dunaway is prohibited from providing paging services to customers of the Company for a six-month period after the termination of his employment. The employment agreement may be terminated by mutual agreement, voluntarily by Mr. Dunaway upon 365 days' prior written notice, for cause or upon the death or disability of Mr. Dunaway. Depending upon the manner in which the employment agreement is terminated, Mr. Dunaway or his heirs are entitled to different levels of compensation upon termination, subject to a maximum amount equal to 18 months compensation.

DIRECTOR COMPENSATION

     During 2000, the Company paid no cash remuneration to its directors except reimbursement for reasonable expenses.

     In 1995 the Company implemented, effective March 1, 1996, the 1995 Non-Employee Directors Restricted Stock Award Plan (the "Restricted Stock Plan"), pursuant to which non-employee directors are granted restricted stock awards. Under the Restricted Stock Plan, every five years each non-employee director will receive a restricted stock award covering 15,000 shares of Common Stock, twenty percent of which vests each year the non-employee director serves on the Board of Directors. Awards are pro-rated for non-employee directors selected between annual meetings of the stockholders. A total of 240,000 shares of Common Stock have been reserved for issuance under the Restricted Stock Plan and 75,000 shares have been granted and are outstanding as of May 15, 2001.

                               PERFORMANCE GRAPH

     The Company completed its initial public offering on March 1, 1996, and its Common Stock began trading on Nasdaq at a price of $10.00. The Nasdaq Stock Market, Inc. delisted the Company's Common Stock from its National Market as of the close of business on March 22, 1999 because the Company failed to comply with Nasdaq's quantitative maintenance criteria regarding minimum net tangible assets, market value of public float and minimum bid price. The Company's Common Stock became listed on the OTC Bulletin Board effective March 23, 1999.

     The following graph shows the value at the end of the indicated period of a $100 investment in the Company, compared with similar investments based on (1) the value of The Nasdaq Stock Market Index and (2) the value of an index comprised of the common stock of the five other companies that offer exclusively paging services (the "Custom Peer Group"), in each case on a total return basis assuming reinvestment of dividends.

                                                                             THE NASDAQ STOCK MARKET
                                                     THE COMPANY (1)                  INDEX               CUSTOM PEER GROUP (2)
                                                     ---------------         -----------------------      ---------------------
3/96                                                       100                         100                         100
12/96                                                       65                         120                          40
12/97                                                       13                         146                          34
12/98                                                        3                         206                          20
12/99                                                        3                         384                          17
12/00                                                        1                         231                           3

---------------

(1) Based upon an initial investment of $100 on March 1, 1996.
(2) The Custom Peer Group includes Arch Communications Group, Inc., Metrocall, Inc., Weblink Wireless, Inc. (formerly Pagemart Wireless, Inc.), Paging Network, Inc. (through 3Q/00), and Teletouch Communications, Inc.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS

     The Audit Committee of the Board of Directors of the Company oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Company's Board of Directors has adopted a written charter for the Audit Committee, which is included as Exhibit A to this proxy statement.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with the management of the Company, the audited financial statements of the Company and its subsidiaries to be set forth in the Company's 2000 Annual Report to Shareholders and the Company's Annual Report on

Form 10-K for the year ended December 31, 2000. The Audit Committee also discussed with Grant Thornton LLP, independent accountants for the Company who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by the Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The Statement on Auditing Standards No. 61 includes, among other items, matters relating to the conduct of an audit of the Company's financial statements under generally accepted auditing standards.

     The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, has considered the compatibility of nonaudit services with the auditors' independence, and has discussed with Grant Thornton LLP their independence from the Company.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2000 for filing with the Securities and Exchange Commission.

                                          William H. Bang
                                          John J. Hurley

COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

     Compensation and benefit practices of the Company are established and governed by the Compensation Committee which is made up entirely of independent members of the Board of Directors. The Compensation Committee establishes the general compensation policy of the Company, establishes the compensation of the Chief Executive Officer of the Company, approves the compensation of other executive officers of the Company and administers the Company's stock option plans and other employee stock plans.

     Compensation Philosophy. The Compensation Committee has determined that the Company's compensation program should be directed to rewarding performance which creates value for stockholders. The Compensation Committee's policies focus on attracting, motivating and assisting in the retention of key employees who demonstrate high levels of ability and talent. The compensation program looks both to the short and long term, balancing compensation to reward executive officers for past performance of the Company with incentives for contributions to a superior future performance of the Company over the long term. The Compensation Committee utilizes base salary, cash bonuses and stock options as part of its program.

     Base Salary Program. Base salaries were initially determined primarily by evaluating the responsibilities of the position held by, and the experience of, each executive officer in addition to competitive comparisons with like industries and companies in the geographic area. For 2001, executive officers' salaries will increase based on the parameters set forth above.

     Bonus Compensation Program. Executive officers are eligible to receive annual cash bonuses based upon criteria established annually by the Compensation Committee based upon the operating performance of the Company. For 2001, each eligible executive officer is entitled to a bonus as determined at the discretion of the Compensation Committee based upon achievement of the Company's financial and strategic objectives.

     Stock Incentive Program. Awards of stock options under the Company's stock option plans are intended to reward contributions by executive officers, managers and key employees to the Company's performance and to align the long-term interests of such persons with those of the stockholders. The Compensation Committee also considers options to be an important method of providing an incentive for executive officers to remain with, and to continue to make significant contributions to, the Company. In awarding options, the Compensation Committee considers the number and value of options held by each executive officer which will vest in future periods and seeks to maintain equitable relationships among executive officers who have similar levels of responsibility.

     CEO Compensation. Mr. Dunaway, the Company's Chief Executive Officer, was entitled to a base salary of $242,016 in 1999 pursuant to the terms of an employment agreement. The Committee concluded that the 1999 base salary and paid incentive compensation of Mr. Dunaway were reasonable in amount and consistent with industry practices. Mr. Dunaway is also a participant in the Company's 2001 bonus program for executive officers, as set forth above. The Compensation Committee will consider long-term incentive compensation awards to Mr. Dunaway based upon achievement of the Company's operational and financial objectives.

     Compliance with Code Section 162(m). Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualified performance-based compensation under
Section 162(m) of the Code and the applicable regulations is not subject to the deduction limit if certain requirements are met. The Compensation Committee believes that options granted under the Company's 1995 Stock Option Plan have been exempt from the limitations as performance-based compensation as a result of certain transition rules adopted when Section 162(m) was instituted and because of the approval of the 1995 Stock Option Plan by the stockholders in 1997. The Company intends to take all actions necessary so that these stock options continue to qualify as performance-based compensation and are therefore exempt from the Section 162(m) limit. The Company believes that other compensation expected to be paid in 1999 will not exceed the Section 162(m) limitations.

                                          William H. Bang
                                          John J. Hurley

     The above report will not be deemed to be incorporated into any filing by the Company under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Company specifically incorporates the same by reference.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports (Forms 3, 4 and 5) of stock ownership and changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than ten percent of the Company's stock are required to furnish the Company with copies of all forms that they file.

     Based solely on the Company's review of copies of Forms 3, 4 and 5 and the amendments thereto received by the Company, or written representations from reporting persons that no Forms 5 were required to be filed by those persons, the Company believes that during the year ended December 31, 2000, all filing requirements were complied with by its executive officers, directors and beneficial owners of more than ten percent of the Company's stock.

RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

     On October 25, 1999, Ernst & Young LLP ("E&Y") resigned as the Company's independent accountant by delivering a letter to the Company informing the Company of the cessation of the client-auditor relationship between the Company and E&Y.

     The reports of E&Y on the Company's consolidated financial statements for the past two years, the most recent of which is the fiscal year ended December 31, 1998, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, their report for the fiscal year ending December 31, 1998 includes an explanatory paragraph that describes the uncertainty over the Company's ability to continue as a going concern as described in Note 2 to the consolidated financial statements. This report was revised on March 28, 2000, to provide that the conditions that raised substantial doubt about whether the Company will continue as a going concerns no longer existed.

     In connection with the audits of the Company's consolidated financial statements for each of the two most recent fiscal years, and in the subsequent interim period, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the Company's consolidated financial statements.

     The Company engaged Grant Thornton LLP as its new independent accountant as of January 21, 2000. During the Company's two most recent fiscal years and through January 21, 2000, neither the Company nor someone on its behalf has consulted with Grant Thornton LLP on items which (1) involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the Company's financial statements, or (2) concerned the subject matter of a disagreement or reportable event with the Company's former independent accountant. Representatives of Grant Thornton LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and will be able to respond to appropriate questions.

  Summary of Auditor's Fees for 2000

     Audit Fees. The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company's annual financial statements for the year ending December 31, 2000 and the review of the financial statements included in the Company's Form 10-Q's for the year ended December 31, 2000 were $86,500.

     Financial Information Systems Design and Implementation Fees. During 2000, Grant Thornton LLP did not perform any services with regard to financial information systems design and implementation.

     All Other Fees. There were no non-audit services performed by Grant Thornton LLP for the Company during 2000.

STOCKHOLDERS' PROPOSALS

     Proposals of stockholders intended to be presented at the Company's Annual Meeting of Stockholders to be held in 2002 must be received at the Company no later than November 30, 2001 to be included in the proxy statement for such meeting. Proposals must comply with the requirements as to form and substance established by the SEC for proposals in order to be included in the proxy statement.

OTHER BUSINESS

     As of the date of this Proxy Statement, the Company knows of no other business that will come before the Meeting for action. If any other matter is properly presented for consideration and action at the Meeting, however, the proxies will be voted with respect to those matters in accordance with the best judgment and in the discretion of the proxy holders.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/Mark B. Jones
                                          Mark B. Jones
                                          Secretary

May   , 2001

                                                                       EXHIBIT A

                            AUDIT COMMITTEE CHARTER

I. ORGANIZATION

     There shall be an Audit Committee (the "Committee") selected by the Board of Directors (the "Board") as soon as practicable, which shall be composed of not less than two members of the Board, each of whom is independent of Company management. Committee members shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members, either at the time of their appointment to the Committee or within a reasonable time thereafter, must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background.

II. STATEMENT OF POLICY

     The Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal accountants and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

III. RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of the Committee's activities to the Board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

     The following are the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are a guide and may be supplemented by the Committee or the Board as it deems appropriate.

     (1) The Committee shall recommend annually to the Board of Directors the accounting firm to be selected by the Board to act as independent auditors of the Company, who shall be accountable to the Board and the Committee as representatives of the Company's shareholders. The Committee shall have authority to evaluate and replace the independent auditors if appropriate. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standard Board.

     (2) The Committee shall discuss with both the Company's internal accountants and the independent auditors the overall scope and plans for all audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal accountants and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal accountants and the independent auditors, with and without management present, to discuss the results of their examinations.

     (3) The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The Committee shall also discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

     (4) The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K or the annual report to shareholders if distributed prior to the filing of Form 10-K including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to the communicated to the Committee by the independent auditors under generally accepted auditing standards.

                             PNI TECHNOLOGIES, INC.
                                 850 CENTER WAY
                            NORCROSS, GEORGIA 30071

      PROXY SOLICITED BY THE BOARD OF DIRECTORS OF PNI TECHNOLOGIES, INC.
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 19, 2001

The undersigned stockholder of PNI Technologies, Inc. hereby appoints Mark H. Dunaway and Mark B. Jones with full power of substitution, acting jointly or by either one of them, attorney and proxies to represent and vote in the manner specified below the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders to be held on June 19, 2001, or at any adjournment thereof.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
                           THROUGH THE NOMINEE NAME.)

I.  Election of One Director for a Three Year Term by the holders of the Common Stock, Class A Redeemable Preferred
    Stock, and Class B Senior Redeemable Preferred Stock.

        [ ]  FOR the nominee listed below                    [ ]  WITHHOLD AUTHORITY to vote for the nominee listed below

                              Kathryn Loev Putnam

                   (Continued and to be signed on other side)

(Continued from other side)

II. In their discretion upon such other business as may properly come before the meeting

IF NO DIRECTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR NAMED ABOVE.

                                                Dated:                    , 2001
                                                      --------------------


                                                --------------------------------
                                                Signature(s) of Stockholder


                                                --------------------------------
                                                Signature if signing jointly

                                                Please sign exactly as name
                                                appears hereon. If shares are
                                                held jointly, each stockholder
                                                should sign. When signing for a
                                                corporation or partnership or
                                                other entity or as attorney,
                                                executor, administrator,
                                                trustee, guardian or custodian,
                                                please indicate the capacity in
                                                which you are signing.

 PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE ENCLOSED POSTPAID
                                   ENVELOPE.